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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 2, 1998




                         CARRAMERICA REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)



          Maryland                      1-11706                 52-1796339
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)



    1700 Pennsylvania Avenue, N.W.
            Washington, D.C.                                         20006
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(Address of principal executive offices)                           (Zip Code)


                 Registrant's telephone number, including area code:
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                                    (202) 624-7500


                                 Not applicable
             -----------------------------------------------------------
            (Former name or former address, if changed since last report)



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                            CARRAMERICA REALTY CORPORATION

Item 5.       Other Events

              On April 2, 1998, the Company entered into an Underwriting Agreement and related Terms Agreement with Goldman, Sachs & Co. relating to the proposed underwritten public offering of 3,000,000 shares of common stock of the Company. In connection with this offering, Security Capital U.S. Realty agreed to purchase 1,285,714 shares of common stock of the Company in a concurrent offering at the public offering price. The closings of these offerings are expected to occur on April 8, 1998. Copies of the Underwriting Agreement and Terms Agreement relating to the underwritten public offering are filed as exhibits to this report.

              On April 6, 1998, the Company consummated a forward equity sale transaction with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") pursuant to which the Company sold to Merrill Lynch 5,000,000 shares of common stock of the Company. Copies of the Purchase Agreement and the Purchase Price Adjustment Agreement relating to this transaction are filed as exhibits to this report. In connection with this offering, the Company and Merrill Lynch have entered into an agreement to adjust the total number of shares of common stock sold by the Company to Merrill Lynch (or adjust the aggregate purchase price for such shares of common stock) in the event of a change in the trading price of a share of common stock over the next 12 months. Merrill Lynch may sell any or all of such shares in the future.

              The Company intends to use the net proceeds from these offerings (approximately $271 million) to fund acquisition and development activities, either through direct payments or repayment of unsecured credit facility borrowings incurred to fund acquisition or development activities, and for general corporate purposes.


Item 7.       Exhibits

              The exhibits listed below relate to the Registration Statement on Form S-3 (No. 333-22353) of the Company and are filed herewith for incorporation by reference in such Registration Statement.

      1.1 Underwriting Agreement and Terms Agreement, dated as of April 2, 1998, each by and between CarrAmerica Realty Corporation and Goldman, Sachs & Co. (the "Underwriting and Terms Agreements")

      1.2 Purchase Agreement, dated as of April 2, 1998, by and between CarrAmerica Realty Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Purchase Agreement")

      1.3 Purchase Price Adjustment Agreement, dated as of April 2, 1998, by and between CarrAmerica Realty Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated


                                       2

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      5.1                              Opinion of Hogan & Hartson L.L.P.
                                       regarding legality of shares related to
                                       the Purchase Agreement

      5.2                              Opinion of Hogan & Hartson L.L.P.
                                       regarding legality of shares related to
                                       the Underwriting and Terms Agreements and a Subscription Agreement dated as of April 2, 1998 by and among the Company, Security Capital Holdings, S.A. and Security Capital U.S. Realty

      23.1                             Consent of Hogan & Hartson L.L.P.
                                       (included in its opinions filed as
                                       Exhibits 5.1 and 5.2)



                                       3


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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CARRAMERICA REALTY CORPORATION


Date:  April 8, 1998                         By:    /s/  Brian K. Fields
                                                 -----------------------
                                                  Brian K. Fields
                                                  Chief Financial Officer












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                                  EXHIBIT INDEX


    Exhibit                            Document

      1.1 Underwriting Agreement and Terms Agreement, dated as of April 2, 1998, each by and between CarrAmerica Realty Corporation and Goldman, Sachs & Co. (the "Underwriting and Terms Agreements")

      1.2 Purchase Agreement, dated as of April 2, 1998, by and between CarrAmerica Realty Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Purchase Agreement")

      1.3 Purchase Price Adjustment Agreement, dated as of April 2, 1998, by and between CarrAmerica Realty Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated

      5.1                              Opinion of Hogan & Hartson L.L.P.
                                       regarding legality of shares related to
                                       the Purchase Agreement

      5.2                              Opinion of Hogan & Hartson L.L.P.
                                       regarding legality of shares related to
                                       the Underwriting and Terms Agreements and a Subscription Agreement dated as of April 2, 1998 by and among the Company, Security Capital Holdings, S.A. and Security Capital U.S. Realty

      23.1                             Consent of Hogan & Hartson L.L.P.
                                       (included in its opinions filed as
                                       Exhibits 5.1 and 5.2)